UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

LAVA Therapeutics N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40241	84-2745484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yalelaan 62 Utrecht, The Netherlands	3584 CM
(Address of principal executive offices)	(Zip Code)

+31 85 016 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, nominal value €0.12 per share	LVTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, LAVA Therapeutics N.V. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). A total of 16,335,339 common shares were present or represented by proxy at the Annual Meeting, representing approximately 62.1% of the Company’s 26,305,295 common shares outstanding as of the May 14, 2025 record date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s revised definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 27, 2025.

Proposal 1 - Adoption of the Dutch statutory annual accounts over the financial year 2024

Votes For	Votes Against	Abstained
61,317,273	2,066	16,000

Proposal 2 - Appointment of KPMG Accountants N.V. as the Company’s external auditor for the financial year 2025 for purposes of Dutch law

Votes For	Votes Against	Abstained
16,327,218	1,411	6,710

Proposal 3 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the financial year 2025

Votes For	Votes Against	Abstained
16,327,219	1,410	6,710

Proposal 4 - Release of each member of the Company’s board of directors from liability for the exercise of their duties during the financial year 2024

Votes For	Votes Against	Abstained
13,984,113	2,341,154	10,072

Proposal 5 - Extension of authorization of the Company’s board of directors to acquire shares (or depository receipts for such shares) in the Company’s capital

Votes For	Votes Against	Abstained
16,290,362	43,727	1,250

Proposal 6 - Reappointment of Jay Backstrom as non-executive director of the Company

Votes For	Votes Against	Abstained
15,966,519	356,621	12,199

Proposal 7 - Reappointment of James Noble as non-executive director of the Company

Votes For	Votes Against	Abstained
15,987,992	335,143	12,204

Based on the foregoing votes, the shareholders approved each of the proposals listed above at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics, N.V.

Dated: June 13, 2025	By:	/s/ Fred Powell
		Name:	Fred Powell
		Title:	Chief Financial Officer